Exhibit 99.2

Three months and six months ended June 30, 2025

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area: Three months ended June 30, 2025

Production Volumes

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024
Natural gas (Mcf/day)
Utica & Marcellus	736,420	816,935
SCOOP	154,939	155,552
Total	891,359	972,487
Oil and condensate (Bbl/day)
Utica & Marcellus	6,135	977
SCOOP	1,708	1,770
Total	7,843	2,747
NGL (Bbl/day)
Utica & Marcellus	4,555	2,349
SCOOP	6,759	7,845
Total	11,313	10,195
Combined (Mcfe/day)
Utica & Marcellus	800,557	836,892
SCOOP	205,742	213,245
Total	1,006,299	1,050,137

Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area: Six months ended June 30, 2025

Production Volumes

	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Natural gas (Mcf/day)
Utica & Marcellus	711,829	814,146
SCOOP	152,907	158,879
Total	864,735	973,025
Oil and condensate (Bbl/day)
Utica & Marcellus	5,005	1,163
SCOOP	1,565	1,875
Total	6,570	3,038
NGL (Bbl/day)
Utica & Marcellus	4,028	2,165
SCOOP	6,614	7,948
Total	10,641	10,113
Combined (Mcfe/day)
Utica & Marcellus	766,023	834,112
SCOOP	201,979	217,817
Total	968,002	1,051,929

Totals may not sum or recalculate due to rounding.

Production and Pricing: Three months ended June 30, 2025

The following table summarizes production and related pricing for the three months ended June 30, 2025, as compared to such data for the three months ended June 30, 2024:

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024
Natural gas sales
Natural gas production volumes (MMcf)	81,114	88,496
Natural gas production volumes (MMcf) per day	891	972
Total sales	$241,236	$144,458
Average price without the impact of derivatives ($/Mcf)	$2.97	$1.63
Impact from settled derivatives ($/Mcf)	$0.22	$1.03
Average price, including settled derivatives ($/Mcf)	$3.19	$2.66

Oil and condensate sales
Oil and condensate production volumes (MBbl)	714	250
Oil and condensate production volumes (MBbl) per day	8	3
Total sales	$41,543	$19,127
Average price without the impact of derivatives ($/Bbl)	$58.20	$76.51
Impact from settled derivatives ($/Bbl)	$3.38	$(1.08)
Average price, including settled derivatives ($/Bbl)	$61.58	$75.43

NGL sales
NGL production volumes (MBbl)	1,030	928
NGL production volumes (MBbl) per day	11	10
Total sales	$28,736	$26,147
Average price without the impact of derivatives ($/Bbl)	$27.91	$28.18
Impact from settled derivatives ($/Bbl)	$(0.26)	$(0.25)
Average price, including settled derivatives ($/Bbl)	$27.65	$27.93

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	91,573	95,562
Natural gas equivalents (MMcfe) per day	1,006	1,050
Total sales	$311,515	$189,732
Average price without the impact of derivatives ($/Mcfe)	$3.40	$1.99
Impact from settled derivatives ($/Mcfe)	$0.21	$0.94
Average price, including settled derivatives ($/Mcfe)	$3.61	$2.93

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.19	$0.17
Average taxes other than income ($/Mcfe)	$0.08	$0.07
Average transportation, gathering, processing and compression ($/Mcfe)	$0.94	$0.91
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.22	$1.14

Totals may not sum or recalculate due to rounding.

Production and Pricing: Six months ended June 30, 2025

The following table summarizes production and related pricing for the six months ended June 30, 2025, as compared to such data for the six months ended June 30, 2024:

	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Natural gas sales
Natural gas production volumes (MMcf)	156,517	177,091
Natural gas production volumes (MMcf) per day	865	973
Total sales	$522,742	$332,744
Average price without the impact of derivatives ($/Mcf)	$3.34	$1.88
Impact from settled derivatives ($/Mcf)	$0.05	$0.89
Average price, including settled derivatives ($/Mcf)	$3.39	$2.77

Oil and condensate sales
Oil and condensate production volumes (MBbl)	1,189	553
Oil and condensate production volumes (MBbl) per day	7	3
Total sales	$72,802	$40,828
Average price without the impact of derivatives ($/Bbl)	$61.22	$73.84
Impact from settled derivatives ($/Bbl)	$2.46	$(0.46)
Average price, including settled derivatives ($/Bbl)	$63.68	$73.38

NGL sales
NGL production volumes (MBbl)	1,926	1,841
NGL production volumes (MBbl) per day	11	10
Total sales	$59,553	$54,253
Average price without the impact of derivatives ($/Bbl)	$30.92	$29.48
Impact from settled derivatives ($/Bbl)	$(0.85)	$(0.75)
Average price, including settled derivatives ($/Bbl)	$30.07	$28.73

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	175,208	191,451
Natural gas equivalents (MMcfe) per day	968	1,052
Total sales	$655,097	$427,825
Average price without the impact of derivatives ($/Mcfe)	$3.74	$2.23
Impact from settled derivatives ($/Mcfe)	$0.05	$0.82
Average price, including settled derivatives ($/Mcfe)	$3.79	$3.05

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.22	$0.17
Average taxes other than income ($/Mcfe)	$0.08	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$0.97	$0.90
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.26	$1.15

Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Three months ended June 30, 2025

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024
REVENUES:
Natural gas sales	$241,236	$144,458
Oil and condensate sales	41,543	19,127
Natural gas liquid sales	28,736	26,147
Net gain (loss) on natural gas, oil and NGL derivatives	136,101	(8,615)
Total revenues	447,616	181,117
OPERATING EXPENSES:
Lease operating expenses	17,628	15,817
Taxes other than income	7,556	7,018
Transportation, gathering, processing and compression	86,508	86,529
Depreciation, depletion and amortization	73,643	78,553
General and administrative expenses	10,926	10,752
Accretion expense	587	567
Total operating expenses	196,848	199,236
INCOME (LOSS) FROM OPERATIONS	250,768	(18,119)
OTHER EXPENSE:
Interest expense	13,731	15,158
Other, net	901	522
Total other expense	14,632	15,680
INCOME (LOSS) BEFORE INCOME TAXES	236,136	(33,799)
INCOME TAX EXPENSE (BENEFIT):
Current	274	—
Deferred	51,396	(7,587)
Total income tax expense (benefit)	51,670	(7,587)
NET INCOME (LOSS)	$184,466	$(26,212)
Dividends on preferred stock	(804)	(1,095)
Participating securities - preferred stock	(20,622)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$163,040	$(27,307)
NET INCOME (LOSS) PER COMMON SHARE:
Basic	$9.21	$(1.51)
Diluted	$9.12	$(1.51)
Weighted average common shares outstanding—Basic	17,707	18,144
Weighted average common shares outstanding—Diluted	17,907	18,144

Consolidated Statements of Income: Six months ended June 30, 2025

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
REVENUES:
Natural gas sales	$522,742	$332,744
Oil and condensate sales	72,802	40,828
Natural gas liquid sales	59,553	54,253
Net (loss) gain on natural gas, oil and NGL derivatives	(10,447)	36,521
Total revenues	644,650	464,346
OPERATING EXPENSES:
Lease operating expenses	37,911	32,625
Taxes other than income	14,182	15,278
Transportation, gathering, processing and compression	169,378	173,148
Depreciation, depletion and amortization	139,265	158,576
General and administrative expenses	19,927	19,950
Accretion expense	1,205	1,122
Total operating expenses	381,868	400,699
INCOME FROM OPERATIONS	262,782	63,647
OTHER EXPENSE:
Interest expense	27,087	30,161
Other, net	199	397
Total other expense	27,286	30,558
INCOME BEFORE INCOME TAXES	235,496	33,089
INCOME TAX EXPENSE:
Current	105	—
Deferred	51,389	7,266
Total income tax expense	51,494	7,266
NET INCOME	$184,002	$25,823
Dividends on preferred stock	(1,666)	(2,200)
Participating securities - preferred stock	(20,385)	(3,469)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$161,951	$20,154
NET INCOME PER COMMON SHARE:
Basic	$9.10	$1.11
Diluted	$9.01	$1.09
Weighted average common shares outstanding—Basic	17,793	18,169
Weighted average common shares outstanding—Diluted	18,009	18,573

Consolidated Balance Sheets

(In thousands)

	June 30, 2025	December 31, 2024
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$3,794	$1,473
Accounts receivable—oil, natural gas, and natural gas liquids sales	128,614	155,942
Accounts receivable—joint interest and other	11,748	8,727
Prepaid expenses and other current assets	9,576	7,086
Short-term derivative instruments	44,191	58,085
Total current assets	197,923	231,313
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	3,669,584	3,349,805
Unproved properties	211,626	221,650
Other property and equipment	12,278	11,291
Total property and equipment	3,893,488	3,582,746
Less: accumulated depletion, depreciation and amortization	(1,703,691)	(1,564,475)
Total property and equipment, net	2,189,797	2,018,271
Other assets:
Long-term derivative instruments	20,906	6,003
Deferred tax asset	529,844	581,233
Operating lease assets	956	6,099
Other assets	20,031	22,778
Total other assets	571,737	616,113
Total assets	$2,959,457	$2,865,697

Consolidated Balance Sheets

(In thousands, except share data)

	June 30, 2025	December 31, 2024
	(Unaudited)
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$335,631	$298,081
Short-term derivative instruments	53,184	41,889
Current portion of operating lease liabilities	804	5,538
Total current liabilities	389,619	345,508
Non-current liabilities:
Long-term derivative instruments	44,793	35,081
Asset retirement obligation	32,703	32,949
Non-current operating lease liabilities	153	561
Long-term debt	695,154	702,857
Total non-current liabilities	772,803	771,448
Total liabilities	$1,162,422	$1,116,956
Commitments and contingencies (Note 9)
Mezzanine equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 31.4 thousand issued and outstanding at June 30, 2025, and 37.3 thousand issued and outstanding at December 31, 2024	31,356	37,348
Stockholders’ equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 17.6 million issued and outstanding at June 30, 2025, and 17.8 million issued and outstanding at December 31, 2024	2	2
Additional paid-in capital	1,509	129,059
Retained earnings	1,764,668	1,582,332
Treasury stock, at cost - 2.5 thousand shares at June 30, 2025 and 0 shares at December 31, 2024	(500)	—
Total stockholders’ equity	$1,765,679	$1,711,393
Total liabilities, mezzanine equity and stockholders’ equity	$2,959,457	$2,865,697

Consolidated Statement of Cash Flows: Three months ended June 30, 2025

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024
Cash flows from operating activities:
Net income (loss)	$184,466	$(26,212)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	73,643	78,553
Net (gain) loss on derivative instruments	(136,101)	8,614
Net cash receipts on settled derivative instruments	19,440	90,743
Deferred income tax expense (benefit)	51,396	(7,587)
Stock-based compensation expense	3,263	3,343
Other, net	2,059	1,456
Changes in operating assets and liabilities, net	33,237	(25,445)
Net cash provided by operating activities	231,403	123,465
Cash flows from investing activities:
Additions to oil and natural gas properties	(144,769)	(126,705)
Other, net	(419)	(841)
Net cash used in investing activities	(145,188)	(127,546)
Cash flows from financing activities:
Principal payments on Credit Facility	(286,000)	(208,000)
Borrowings on Credit Facility	306,000	251,000
Early retirement of 2026 Senior Notes	(25,702)	—
Debt issuance costs and loan commitment fees	—	1
Dividends on preferred stock	(804)	(1,095)
Repurchase of common stock under Repurchase Program	(51,691)	(24,302)
Repurchase of common stock under Repurchase Program - related party	(15,000)	—
Net cash payments on performance vesting restricted stock units	(12,297)	—
Shares exchanged for tax withholdings	(2,266)	(20,499)
Other, net	(3)	—
Net cash used in financing activities	(87,763)	(2,895)
Net change in cash and cash equivalents	(1,548)	(6,976)
Cash and cash equivalents at beginning of period	5,342	8,209
Cash and cash equivalents at end of period	$3,794	$1,233

Consolidated Statement of Cash Flows: Six months ended June 30, 2025

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Cash flows from operating activities:
Net income	$184,002	$25,823
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	139,265	158,576
Net loss (gain) on derivative instruments	10,447	(36,522)
Net cash receipts on settled derivative instruments	9,550	156,065
Deferred income tax expense	51,389	7,266
Stock-based compensation expense	6,303	5,746
Other, net	3,850	3,024
Changes in operating assets and liabilities, net	3,877	(8,491)
Net cash provided by operating activities	408,683	311,487
Cash flows from investing activities:
Additions to oil and natural gas properties	(253,000)	(244,851)
Other, net	(965)	(1,647)
Net cash used in investing activities	(253,965)	(246,498)
Cash flows from financing activities:
Principal payments on Credit Facility	(414,000)	(511,000)
Borrowings on Credit Facility	431,000	523,000
Early retirement of 2026 Senior Notes	(25,702)	—
Debt issuance costs and loan commitment fees	—	(106)
Dividends on preferred stock	(1,666)	(2,200)
Repurchase of common stock under Repurchase Program	(109,500)	(38,793)
Repurchase of common stock under Repurchase Program - related party	(15,000)	(15,002)
Net cash payments on performance vesting restricted stock units	(12,297)	—
Shares exchanged for tax withholdings	(5,228)	(21,584)
Other, net	(4)	—
Net cash used in financing activities	(152,397)	(65,685)
Net change in cash and cash equivalents	2,321	(696)
Cash and cash equivalents at beginning of period	1,473	1,929
Cash and cash equivalents at end of period	$3,794	$1,233

2025E Guidance

Gulfport’s 2025 guidance assumes commodity strip prices as of July 14, 2025, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2025
	Low	High
Production
Average daily gas equivalent (MMcfe/day)	1,040	1,065
Average daily liquids production (MBbl/day)	18.0	20.5
% Gas	~89%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	40%	50%
Oil (differential to NYMEX WTI) ($/Bbl)	$(5.50)	$(6.50)

Expenses
Lease operating expense ($/Mcfe)	$0.19	$0.22
Taxes other than income ($/Mcfe)	$0.08	$0.10
Transportation, gathering, processing and compression ($/Mcfe)	$0.93	$0.97
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.12	$0.14

	Total
Capital expenditures (incurred)	(in millions)
Operated D&C	$335	$355
Maintenance leasehold and land	$35	$40
Total base capital expenditures	$370	$395

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.
(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of July 30, 2025:

	3Q2025	4Q2025	Full Year 2025(1)	Full Year 2026	Full Year 2027
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	270	270	270	250	90
Weighted Average Price ($/MMBtu)	$3.82	$3.82	$3.82	$3.77	$3.95

Fixed Price Collars
Volume (BBtupd)	240	240	240	170	90
Weighted Average Floor Price ($/MMBtu)	$3.42	$3.42	$3.42	$3.63	$3.75
Weighted Average Ceiling Price ($/MMBtu)	$4.27	$4.27	$4.27	$4.48	$4.31

Fixed Price Calls Sold
Volume (BBtupd)	200	173	187	—	—
Weighted Average Price ($/MMBtu)	$5.76	$5.93	$5.84	$—	$—

Basis Contract Summary:
Rex Zone 3 Basis
Volume (BBtupd)	110	110	110	80	—
Differential ($/MMBtu)	$(0.20)	$(0.20)	$(0.20)	$(0.18)	$—

Tetco M2 Basis
Volume (BBtupd)	230	230	230	130	20
Differential ($/MMBtu)	$(0.96)	$(0.96)	$(0.96)	$(0.98)	$(0.97)

NGPL TX OK Basis
Volume (BBtupd)	40	40	40	30	10
Differential ($/MMBtu)	$(0.29)	$(0.29)	$(0.29)	$(0.30)	$(0.29)

TGP 500 Basis
Volume (BBtupd)	20	20	20	20	—
Differential ($/MMBtu)	$0.41	$0.41	$0.41	$0.56	$—

Transco Station 85 Basis
Volume (BBtupd)	10	10	10	10	—
Differential ($/MMBtu)	$0.45	$0.45	$0.45	$0.56	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	3,000	—	—
Weighted Average Price ($/Bbl)	$73.29	$73.29	$73.29	$—	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	3,000	2,496	—
Weighted Average Price ($/Bbl)	$29.89	$29.89	$29.89	$30.91	$—

(1)	July 1, 2025 - December 31, 2025.

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tools to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to net income (loss) less non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation expenses, other non-material expenses and the tax effect of the adjustments to net income.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, income tax expense (benefit), depreciation, depletion, amortization and accretion, non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, current income tax expense (benefit), capitalized expenses incurred and capital expenditures incurred. Gulfport includes an adjusted free cash flow estimate for 2025. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2025. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended June 30, 2025

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024

Net Income (Loss) (GAAP)	$184,466	$(26,212)

Adjustments:
Non-cash derivative (gain) loss	(116,661)	99,357
Non-recurring general and administrative expense	666	718
Stock-based compensation expense	3,263	3,343
Other, net	901	522
Tax effect of adjustments(1)	24,469	(23,730)
Adjusted Net Income (Non-GAAP)	$97,104	$53,998

(1)	Income taxes were approximately 22% and 23% for the three months ended June 30, 2025 and 2024, respectively.

Adjusted Net Income: Six months ended June 30, 2025

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024

Net Income (GAAP)	$184,002	$25,823

Adjustments:
Non-cash derivative loss	19,997	119,543
Non-recurring general and administrative expense	1,031	1,528
Stock-based compensation expense	6,303	5,746
Other, net	199	397
Tax effect of adjustments(1)	(6,021)	(27,936)
Adjusted Net Income (Non-GAAP)	$205,511	$125,101

(1)	Income taxes were approximately 22% and 22% for the six months ended June 30, 2025 and 2024, respectively.

Adjusted EBITDA: Three months ended June 30, 2025

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024

Net Income (Loss) (GAAP)	$184,466	$(26,212)

Adjustments:
Interest expense	13,731	15,158
Income tax expense (benefit)	51,670	(7,587)
DD&A and accretion	74,230	79,120
Non-cash derivative (gain) loss	(116,661)	99,357
Non-recurring general and administrative expenses	666	718
Stock-based compensation expense	3,263	3,343
Other, net	901	522
Adjusted EBITDA (Non-GAAP)	$212,266	$164,419

Adjusted EBITDA: Six months ended June 30, 2025

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024

Net Income (GAAP)	$184,002	$25,823

Adjustments:
Interest expense	27,087	30,161
Income tax expense	51,494	7,266
DD&A and accretion	140,470	159,698
Non-cash derivative loss	19,997	119,543
Non-recurring general and administrative expenses	1,031	1,528
Stock-based compensation expense	6,303	5,746
Other, net	199	397
Adjusted EBITDA (Non-GAAP)	$430,583	$350,162

Adjusted Free Cash Flow: Three months ended June 30, 2025

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024

Net cash provided by operating activity (GAAP)	$231,403	$123,465
Adjustments:
Interest expense	13,731	15,158
Non-recurring general and administrative expenses	666	718
Current income tax expense	274	—
Other, net	(571)	(367)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(29,446)	9,324
Accounts receivable - joint interest and other	3,001	(5,156)
Accounts payable and accrued liabilities	(10,345)	20,361
Prepaid expenses	3,545	948
Other assets	8	(32)
Total changes in operating assets and liabilities, net	$(33,237)	$25,445
Adjusted EBITDA (Non-GAAP)	$212,266	$164,419
Interest expense	(13,731)	(15,158)
Current income tax expense	(274)	—
Capitalized expenses incurred(1)	(6,273)	(5,924)
Capital expenditures incurred(2,3,4)	(127,399)	(123,141)
Adjusted free cash flow (Non-GAAP)	$64,589	$20,196

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(3)	For the three months ended June 30, 2025, includes $2.9 million and $0.3 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $6.9 million that the Company has guided to an anticipated total of $75 - $100 million of discretionary acreage acquisitions.
(4)	For the three months ended June 30, 2024, includes $1.0 million and ($1.0 million) of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $19.0 million.

Adjusted Free Cash Flow: Six months ended June 30, 2025

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024

Net cash provided by operating activity (GAAP)	$408,683	$311,487
Adjustments:
Interest expense	27,087	30,161
Non-recurring general and administrative expenses	1,031	1,528
Current income tax expense	105	—
Other, net	(2,446)	(1,505)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(27,328)	(28,133)
Accounts receivable - joint interest and other	3,021	(1,011)
Accounts payable and accrued liabilities	17,329	37,017
Prepaid expenses	3,060	649
Other assets	41	(31)
Total changes in operating assets and liabilities, net	$(3,877)	$8,491
Adjusted EBITDA (Non-GAAP)	$430,583	$350,162
Interest expense	(27,087)	(30,161)
Current income tax expense	(105)	—
Capitalized expenses incurred(1)	(12,438)	(11,578)
Capital expenditures incurred(2,3,4)	(289,762)	(249,379)
Adjusted free cash flow (Non-GAAP)	$101,191	$59,044

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(3)	For the six months ended June 30, 2025, includes $4.3 million and $1.5 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $6.9 million that the Company has guided to an anticipated total of $75 - $100 million of discretionary acreage acquisitions.
(4)	For the six months ended June 30, 2024, includes $2.9 million and $1.7 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $19.0 million.

Recurring General and Administrative Expenses:

Three months ended June 30, 2025

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2025			Three Months Ended June 30, 2024
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$7,663	$3,263	$10,926	$7,409	$3,343	$10,752
Capitalized general and administrative expense	4,826	1,607	6,433	4,683	1,647	6,330
Non-recurring general and administrative expense	(666)	—	(666)	(718)	—	(718)
Recurring general and administrative before capitalization (Non-GAAP)	$11,823	$4,870	$16,693	$11,374	$4,990	$16,364

Recurring General and Administrative Expenses:

Six months ended June 30, 2025

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2025			Six Months Ended June 30, 2024
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$13,624	$6,303	$19,927	$14,204	$5,746	$19,950
Capitalized general and administrative expense	9,560	3,105	12,665	9,205	2,830	12,035
Non-recurring general and administrative expense	(1,031)	—	(1,031)	(1,528)	—	(1,528)
Recurring general and administrative before capitalization (Non-GAAP)	$22,153	$9,408	$31,561	$21,881	$8,576	$30,457